EXHIBIT 10.19 - SHAREHOLDERS' AGREEMENT

                             SHAREHOLDERS' AGREEMENT

         This SHAREHOLDERS' AGREEMENT (this "AGREEMENT") is entered into this 10th day of March, 2004 by and among CLEAR CHANNEL COMMUNICATIONS, INC., a Texas corporation (the "COMPANY"), and the shareholders of the Company listed on the signature page hereof (the "SHAREHOLDERS").

                                   WITNESSETH:

         WHEREAS, the Company, CCU Merger Sub, Inc., a Delaware corporation ("MERGER SUB"), and AMFM INC., a Delaware corporation ("AMFM"), entered into an Agreement and Plan of Merger, dated October 2, 1999, pursuant to which the parties thereto agreed, upon the terms and subject to the conditions set forth therein, to merge the Merger Sub with and into AMFM (the "MERGER");

         WHEREAS, the Merger was consummated on August 30, 2000;

         WHEREAS, in connection with the Merger, the Company, L. Lowry Mays, 4-M Partners, Ltd., a Texas limited partnership, and the Shareholders entered into that certain Shareholders Agreement, dated October 2, 1999 (the "ORIGINAL SHAREHOLDERS AGREEMENT");

         WHEREAS, pursuant to Section 6.1 of the Original Shareholders Agreement, the Original Shareholders Agreement is being terminated concurrently herewith; and

         WHEREAS, the Company and the Shareholders wish to provide for and acknowledge certain arrangements and understandings respecting the share ownership of the Shareholders and certain other matters by entering into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Shareholders hereby agree as follows:

                                    ARTICLE 1
                               CERTAIN DEFINITIONS

         The following terms, as used in this Agreement, shall have the respective meanings set forth in this Article 1:

         "AFFILIATE" of any Person, means (i) another Person that, directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such first Person; (ii) another Person whose assets are attributable to such first Person pursuant to the attribution rules and regulations of the Communications Act; or (iii) another Person who is a member of a 13d Group with such first Person. Notwithstanding the foregoing, for purposes of this Agreement, L. Lowry Mays shall not constitute an "Affiliate" of any Shareholder, and no Shareholder shall constitute an "Affiliate" of L. Lowry Mays.

         "BENEFICIAL OWNER" or "BENEFICIALLY OWNED" or "BENEFICIAL OWNERSHIP" shall have the meaning assigned to such term in Rule 13d-3 under the Exchange Act.

         "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Company, as constituted from time to time.

         "BUSINESS COMBINATION TRANSACTION" shall mean (A) a (i) merger, (ii) consolidation, (iii) "BUSINESS COMBINATION" as defined in Part Thirteen of the Texas Business Corporation Act as in effect on the date hereof, (iv) compulsory share exchange, (v) recapitalization or (vi) a transaction in which the Company or any successor or Subsidiary of the Company is a constituent corporation or to which the Company or any successor or Subsidiary of the Company is a party or
(B) a sale of a substantial portion of the assets of the Company or any successor, division or Subsidiary of the Company; provided, however, for purposes of this Agreement, none of the foregoing shall constitute a "Business Combination Transaction" if the beneficial ownership of the capital stock of the Company or the surviving entity (following a merger in which the Company ceases to exist) immediately after the consummation of the transaction is substantially the same as the beneficial ownership of the capital stock of the Company immediately prior to the transaction.

         "COMMON STOCK" means the common stock of the Company, par value $0.10 per share.

         "COMMUNICATIONS ACT" means the Communications Act of 1934, as amended, and any regulations promulgated thereunder.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, as in effect from time to time.

         "FCC" means the Federal Communications Commission.

         "FCC RULE" means any FCC rule, regulation or policy regarding ownership of, control over, or any relationship with any medium of mass communication.

         "GOVERNMENTAL ENTITY" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

         "INDEPENDENT DIRECTOR" means, with respect to a matter presented to the Board of Directors for approval, any member of the Board of Directors who under the Texas Business Corporation Act, does not have an interest in the matter presented for approval.

         "NON-LISTED ASSETS" means all radio, television, and outdoor advertising assets owned by any Shareholder or any Affiliate of a Shareholder from time to time that are not listed on Schedule 4.1 hereto.

         "PERSON" means any natural person, firm, individual, business trust, trust, association, corporation, partnership, joint venture, company, unincorporated entity or Governmental Entity.

         "SUBSIDIARY" or "SUBSIDIARIES" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

         "13d GROUP" means a group within the meaning of Section 13(d)(3) of the Exchange Act.

         "VOTING POWER" means, with respect to Voting Securities, the maximum number of votes that the holders of Voting Securities are entitled (at the time of determination of Voting Power) to vote in the election of directors (except to the extent such voting rights are contingent upon dividend arrearages or similar circumstances).

         "VOTING SECURITIES" means the Common Stock and any other securities of the Company or its successors that are entitled by their terms to vote generally in the election of directors of the Company or its successors and all options, rights, warrants and other securities convertible into, or exercisable or exchangeable for, any shares of the Common Stock or other securities possessing such voting rights.

                                    ARTICLE 2

                             SHAREHOLDER ACTIVITIES

         Section 2.1 Certain Agreements of the Shareholders.

                  (a) General. The Shareholders jointly and severally covenant and agree that from and after the date hereof, except as specifically permitted or contemplated by this Agreement or unless previously approved in writing by the Company upon the approval of a majority of the Independent Directors, the Shareholders and their Affiliates will not in any manner, directly or indirectly, acting alone or in concert with others:

                           (i) beneficially own or seek to beneficially own,
directly or indirectly, Voting Securities of the Company such that the aggregate beneficial ownership of the Shareholders and their Affiliates exceeds 20% of the total Voting Securities of the Company outstanding at any time (such 20% limitation of the total Voting Securities outstanding from time to time shall be referred to as the "PERCENTAGE LIMITATION");

                           (ii) acquire or offer, agree, attempt, seek, propose
or announce an intention to acquire, directly or indirectly, by purchase or otherwise, any Voting Securities (or any direct or indirect beneficial ownership, rights, options or interests therein), if after the consummation of such acquisition the Shareholders and their Affiliates would have an aggregate beneficial ownership of Voting Securities in excess of the Percentage Limitation;

                           (iii) acquire or offer, agree, attempt, seek, propose
or announce an intention to acquire, directly or indirectly, by purchase or otherwise, any assets of the Company or any of its successors or Subsidiaries;

                           (iv) (A) solicit proxies or consents or become a
"participant" in a "solicitation" (as such terms are defined or used in Regulation 14A under the Exchange Act) of proxies or consents with respect to securities of the Company or any of its successors or Subsidiaries; (B) initiate any shareholder proposal or "election contest" (as such term is defined or used in Rule 14a-11 under Exchange Act) with respect to the Company or any of its successors or Subsidiaries; or (C) directly or indirectly, advise, assist, encourage, induce or act as a financing source for others to take any such action;

                           (v) take any action for the purpose of (A) convening
a meeting of the shareholders of the Company or any of its successors or Subsidiaries; (B) taking action by written consent of the shareholders of the Company or any of its successors or Subsidiaries; or (C) directly or indirectly, advise, assist, encourage, induce or act as a financing source for others to take such action;

                           (vi) except in connection with actions otherwise
permitted by this Agreement, make any public announcement or disclosure relating to (A) the acquisition of Voting Securities that would result in the aggregate beneficial ownership of Voting Securities of the Shareholders and their Affiliates exceeding the Percentage Limitation; (B) a proposal for a Business Combination Transaction; or (C) a tender offer or exchange offer for Voting Securities;

                           (vii) except as permitted by Section 3.1, enter into
or agree, offer, commence, propose or seek to enter into, discuss or otherwise be involved in or part of, directly or indirectly, any (A) tender offer or exchange offer for Voting Securities or (B) any Business Combination Transaction;

                           (viii) request or solicit any Person or negotiate
with any Person to (A) make a tender offer or exchange offer for Voting Securities or (B) make a Business Combination Transaction;

                           (ix) make any proposal (A) to the Company or its
Board of Directors for a Business Combination Transaction or (B) for a tender offer or exchange offer for Voting Securities;

                           (x) except in connection with bona fide estate
planning activities undertaken by a Shareholder who is an individual, deposit Voting Securities into a voting trust or subject Voting Securities to voting agreements, or grant any proxy with respect to any Voting Securities to any person not designated by the Company's Board of Directors, other than in connection with a bona fide pledge of Voting Securities by a Shareholder who is an individual;

                           (xi) form, join or in any way participate in a 13d
Group for the purpose of taking any action restricted or prohibited under any clause of this Subsection (a) of Section 2.1;

                           (xii) disclose publicly any intention, plan or
arrangement inconsistent with the foregoing or the other provisions of this Agreement relating to any Voting Securities; or

                           (xiii) enter into any discussions, negotiations,
arrangements or understandings with any third party with a view to, or advise, aid, abet, solicit, induce, encourage or finance in whole or in part, any action prohibited by any clause of this Subsection (a) of Section 2.1 if such action were taken by the Shareholders or their Affiliates or which action would be prohibited by any clause of this Subsection (a) of Section 2.1 if such third party were a Shareholder or an Affiliate of a Shareholder.

                  (b) Suspension. The agreements contained in Subsection (a) of this Section 2.1 shall not apply during the pendency of a Business Combination Transaction approved by a majority of the Independent Directors.

                                    ARTICLE 3

                            RESTRICTIONS ON TRANSFER

         Section 3.1 Transfer Restrictions Applicable to the Shareholders. The parties hereto agree that from and after the date hereof the Shareholders and their Affiliates may, at any time, directly or indirectly, sell, transfer any beneficial interest in, pledge, hypothecate or otherwise dispose, or offer or enter into any agreement or understanding to sell, any Voting Securities; provided, however, the Shareholders agree that they and their Affiliates may not sell Voting Securities, to a Person who, after consummation of such sale, will beneficially own, directly or indirectly, more than 20% of the outstanding Voting Securities, except (a) upon the prior consent of a majority of the Independent Directors specifically expressed in a resolution; (b) in connection with a tender offer or exchange offer, Business Combination Transaction, or a similar transaction recommended by a majority of the Independent Directors; (c) in response to a tender offer or exchange offer not approved by the Independent Directors if (X) no Shareholder or Affiliate of a Shareholder, directly or indirectly, initiated or commenced or advised, assisted, encouraged, induced or acted as a financing source for others to commence such tender offer or exchange offer; (Y) holders of no less than 51% (excluding the Voting Securities beneficially owned by the Shareholders and their Affiliates) of the total outstanding Voting Securities (including the Voting Securities beneficially owned by the Shareholders and their Affiliates) subject to the tender offer or exchange offer have affirmatively accepted such offer and deposited the Voting Securities in accordance with the terms of the offer; and (Z) no Shareholder or Affiliate of a Shareholder made any public or private disclosure of its intention to participate in the tender offer or exchange offer prior to acceptance by no less than 51% of the total outstanding Voting Securities as described in (Y) above; or (d) in connection with a Business Combination Transaction, whether or not recommended by a majority of the Independent Directors, that occurred by operation of law provided that the Shareholders and their Affiliates were otherwise in compliance with this Agreement.

         Section 3.2 Notice of Distributions. In connection with any dividend or distribution of Voting Securities to the holders of equity interests of any Shareholder that is a partnership, corporation or other entity, each Shareholder that is a partnership, corporation or other entity severally agrees to provide the Company with at least ten (10) days prior written notice of such dividend or distribution to its equity holders.

         Section 3.3 Voting Restrictions.

                  (a) Non-Class Voting. In connection with any matter in which a Shareholder has voting rights related to Voting Securities not entitled to vote separately as a class but that vote together with all other Voting Securities not entitled to vote separately as a class on such matter, the number of votes which such Shareholder shall be entitled to cast at its sole discretion with respect to such matter shall not exceed one vote fewer than twenty percent (20%) of the aggregate number of votes entitled to be cast thereon by all securities of the Company entitled to vote on such matter, less the votes entitled to be cast by all other Shareholders and the votes entitled to be cast by all Affiliates of the Shareholders relating to Voting Securities not entitled to vote separately as a class.

                  (b) Class Voting. In connection with any matter in which a Shareholder has voting rights which are entitled to be counted separately as part of a class of securities entitled to vote as a class on such matter, the number of votes which such Shareholder shall be entitled to cast at its sole discretion with respect to such matter shall not exceed one vote fewer than twenty percent (20%) of the aggregate number of votes entitled to be cast thereon by all securities of such class, less the votes entitled to be cast by all other Shareholders and the votes entitled to be cast by all Affiliates of the Shareholders relating to Voting Securities of the same class.

                  (c) Limitation. If any Shareholder would otherwise be entitled to cast votes in excess of the number calculated pursuant to clauses (a) and (b) above, then the balance of such votes shall be cast for, against or abstain in respect of such matter in the same proportion as the votes cast for, against or abstain by all other shareholders of the Company entitled to vote on the matter.

                                    ARTICLE 4

                       OTHER COVENANTS OF THE SHAREHOLDERS

         Section 4.1 Regulatory Compliance Responsibilities. The Shareholders jointly and severally covenant and agree that from and after the date hereof:

                  (a) the Shareholders and their Affiliates will (i) sell or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, assets, categories of assets or businesses, (ii) amend or terminate existing relationships (including, but not limited to positional interests and debtor-creditor relationships) and contractual rights and obligations, (iii) amend or terminate existing licenses or other intellectual property agreements and enter into new licenses or other intellectual property agreements and (iv) take any and all other action, if any of the foregoing is reasonably likely to be necessary for the purpose of avoiding or preventing any Action; provided that the foregoing clauses (i)-(iv) shall not apply to any assets listed on Schedule
4.1. As used herein, "ACTION" shall mean any action or inaction by the FCC or any Governmental Entity that (A) would adversely affect the ability of the Company and its Affiliates to acquire additional media properties, expand its media properties or enter into joint ventures or other relationships respecting media properties and media-related activities and (B) was caused by or resulted in any way from (i) the attribution to the Company and its Affiliates of the ownership of Non-Listed Assets of a Shareholder and its Affiliates pursuant to the Communications Act which causes the Company or a Shareholder to violate the FCC Rules or (ii) the ownership of Non-Listed Assets of a Shareholder and its Affiliates under applicable federal, state and local antitrust laws or any other federal, state or local laws. For example, "ACTION" as used herein may include the FCC's failure to grant its consent to an application filed by the Company or an Affiliate of the Company seeking approval for an acquisition of new media of mass communication including, but not limited to, radio and television stations; and

                  (b) the Shareholders and their Affiliates shall take promptly, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of any agreement to which the Company or an Affiliate of the Company is a party in accordance with its terms unlawful or that would prevent or delay consummation of such transaction, any and all steps (including the appeal thereof, the posting of a bond or the taking of the steps contemplated above) necessary to vacate, modify or suspend such injunction or order so as to permit the consummation of such transaction prior to the deadline agreed upon by the parties to such transaction, provided that such injunction or order was caused by or resulted in any way from (x) the attribution to the Company and its Affiliates of the ownership of Non-Listed Assets of a Shareholder and its Affiliates pursuant to the Communications Act which causes the Company or a Shareholder or any of its Affiliates to violate the FCC Rules or (y) the ownership of Non-Listed Assets of a Shareholder and its Affiliates under applicable federal, state and local antitrust laws or any other federal, state or local laws. The foregoing obligations of each Shareholder and its Affiliates shall apply regardless of whether the conflict or violation results in whole or in part from actions of the Company or its Affiliates, actions of the Shareholder or its Affiliates, or changes in any applicable laws.

                  (c) The Company will promptly provide notice to the Shareholders upon the execution of a definitive agreement for a new acquisition or other transaction which the Company reasonably believes will cause the Shareholders or their Affiliates to incur obligations under this Section 4.1.

         Section 4.2 Scope. The foregoing obligations in Section 4.1 shall apply only to radio and television assets of the Shareholders and their Affiliates which assets are located in the United States and outdoor advertising assets of the Shareholders and their Affiliates which assets are located anywhere in the world excluding South America.

         Section 4.3 Survival. This Article 4 shall survive the termination of this Agreement for so long as the assets or actions of each Shareholder or its Affiliates are attributable to or deemed to be owned or taken by the Company pursuant to attribution, control or ownership laws, rules or policies of any Governmental Entity.

         Section 4.4 Liability Under Article 4. Thomas O. Hicks, a Shareholder, shall not be personally liable for monetary damages arising from a breach or violation of this Article 4 by any other Shareholder; provided, however, all other Shareholders shall be jointly and severally liable for any and all losses or damages, direct or indirect, consequential or otherwise, arising from a breach or violation of this Article 4. Except as set forth above, Thomas O. Hicks shall not in any way be released from the obligations of the Shareholders hereunder.

                                    ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of the Shareholders.

                  (a) Binding Agreement. Each Shareholder severally represents and warrants as follows: (i) the Shareholder, if not an individual, is duly organized and validly existing under the laws of the State of its organization;
(ii) the Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (iii) the Shareholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (b) No Conflict. Each Shareholder severally represents and warrants that neither the execution and delivery of this Agreement, nor the compliance with any of the provisions hereof in each case by the Shareholder (i) requires any consent, approval, authorization or permit of, registration, declaration or filing with, or notification to, any Governmental Entity (except for filings or notifications under the Exchange Act or Communications Act), (ii) results in a default (or an event which, with notice or lapse of time or both, will result in a default) or gives rise to any right of termination by any third party, cancellation, amendment or acceleration under any material contract, agreement, instrument, commitment, arrangement or understanding, or results in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of the securities of the Company beneficially owned by the Shareholder, (iii) requires any material consent, authorization, or approval of any person other than a Governmental Entity which has not been obtained, (iv) violates or conflicts with any order, writ, injunction, decree or law applicable to the Shareholder or the securities of the Company beneficially owned by the Shareholder or (v) violates or conflicts with the organizational documents, if any, of the Shareholder.

                  (c) Share Ownership. Each Shareholder severally represents and warrants that (i) except as set forth in Schedule 5.1, the Shareholder is the record owner of the number of shares of Common Stock of the Company set forth opposite his or its name on Schedule 5.1 (the "SHAREHOLDER SHARES"), free and clear of any restriction on the right to vote the Shareholder Shares; (ii) the Shareholder holds exclusive power to vote the Shareholder Shares; and (iii) the Shareholder Shares represent all of the shares of capital stock of the Company owned of record by the Shareholder.

                                    ARTICLE 6

                                  MISCELLANEOUS

         Section 6.1 Termination. Except for Article 4, which shall survive for the period specified therein, this Agreement shall terminate upon the earlier to occur of the following: (i)



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

August 30, 2005, (ii) the agreement of the parties hereto to terminate this Agreement or (iii) the date on which a person or group (not including the Shareholders or their respective Affiliates) beneficially owns more than 50% of the Voting Power, whether by way of tender or exchange offer or otherwise.

         Section 6.2 Survival. The representations and warranties herein contained shall survive indefinitely following the termination of this Agreement, subject to applicable statutes of limitation, if any; provided, however, that no representations and warranties shall survive the termination of this Agreement pursuant to Section 6.1(ii).

         Section 6.3 Specific Enforcement. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur and it would be extremely impracticable and difficult to measure damages. Accordingly, in addition to any other rights and remedies to which the parties may be entitled by law or equity, each party shall be entitled to seek specific performance of the terms hereof. Further, the parties hereto expressly waive (a) the defense that a remedy in damages will be adequate and (b) any requirement, in an action for specific performance, for the posting of a bond. The Shareholders further agree to use their best efforts to cause their respective partners, trustees, directors, officers, employees and agents to waive, any requirement for the posting of a bond in connection with such remedy.

         Section 6.4 No Waiver. The parties hereby agree that no failure or delay by a party to this Agreement, in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         Section 6.5 Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Texas (without giving effect to the provisions thereof relating to conflicts of law). The Company and the Shareholders hereby consent to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereby in the United States District Court for the Western District of Texas sitting in Bexar County, Texas.

         Section 6.6 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

         Section 6.7 Third Party Beneficiaries. The terms and provisions of this Agreement are enforceable by only the parties hereto. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity (including persons or entities subject to similar agreements) not a party to this Agreement.

         Section 6.8 Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         Section 6.9 Interpretation. Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         Section 6.10 Notices. Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telex or telecopier (with receipt confirmed), or one business day following deposit with overnight courier or three business days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

         If to the Company:

                  Clear Channel Communications, Inc.
                  200 East Basse Road
                  San Antonio, Texas 78209
                  Attention: Randall T. Mays
                  Telephone: (210) 822-2828
                  Facsimile: (210) 822-2299

         With a copy to:

                  Akin Gump Strauss Hauer & Feld LLP
                  1700 Pacific Avenue
                  Suite 4100
                  Dallas, Texas 75201-4675
                  Attention: Kenneth J. Menges, P.C.
                  Telephone: (214) 969-2800
                  Facsimile: (214) 969-4343

         If to the Shareholders:

                  c/o Hicks, Muse, Tate & Furst Incorporated
                  200 Crescent Court
                  Suite 1600
                  Dallas, Texas 75201
                  Attention: Thomas O. Hicks
                  Telephone: (214) 740-7300
                  Facsimile: (214) 740-7313

         With a copy to:

                  Hicks, Muse, Tate & Furst Incorporated
                  200 Crescent Court
                  Suite 1600
                  Dallas, Texas 75201
                  Attention: Legal Department
                  Telephone: (214) 740-7300
                  Facsimile: (214) 740-7313

         Section 6.11 Assignment. Without the prior written consent of the other parties hereto, no party hereto may assign this Agreement or any of its rights or obligations hereunder, in whole or in part, by operation of law or otherwise except that the Company may, without the prior written consent of the other parties, assign this Agreement upon a merger, consolidation, "business combination" as defined in Part Thirteen of the Texas Business Corporation Act as in effect on the date hereof, compulsory share exchange, recapitalization or other similar transaction, provided that holders of the capital stock of the Company or the surviving entity immediately prior to such transaction hold at least a majority of the capital stock of the Company or the surviving entity immediately after such transaction.

         Section 6.12 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         Section 6.13 Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

         Section 6.14 Counterparts. This Agreement may be executed in counterpart, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

         Section 6.15 Shareholder Capacity. No covenant or agreement of Thomas
O. Hicks contained herein shall be deemed to be made by him in his capacity as a director or officer. All Shareholders other than Thomas O. Hicks shall be jointly and severally liable for any breach of this Agreement by any Shareholder, including Thomas O. Hicks.

         Section 6.16 No Recourse Against Others. No past, present or future partner, director, officer, employee, member or stockholder of a Shareholder or any of their respective partners, directors, officers, employees, members or stockholders (unless such person has executed this Agreement) shall have any liability for any obligations of the other Shareholders under this

Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                CLEAR CHANNEL COMMUNICATIONS,
                                INC., A TEXAS CORPORATION

                                By:    /s/ RANDALL T. MAYS
                                       -----------------------------------------
                                Name:  Randall T. Mays
                                       -----------------------------------------
                                Title: Executive Vice President and
                                       Chief Financial Officer
                                       -----------------------------------------


                                SHAREHOLDERS:

                                HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                                  By: HM3/GP PARTNERS, L.P.,
                                      its general partner

                                    By: HICKS, MUSE GP PARTNERS III, L.P.,
                                        its general partner

                                      By: HICKS, MUSE FUND III INCORPORATED,
                                          its general partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------


                                HM3 COINVESTORS, L.P.

                                  By: HICKS, MUSE GP PARTNERS III, L.P.,
                                      its general partner

                                    By: HICKS, MUSE FUND III INCORPORATED,
                                        its general partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------

                                HICKS, MUSE, TATE & FURST EQUITY
                                FUND IV, L.P.

                                By: HM4 PARTNERS, L.P., its general
                                    partner

                                    By: HICKS, MUSE GP PARTNERS LA,
                                        L.P., its general partner

                                        By: HICKS, MUSE LATIN
                                            AMERICA FUND I
                                            INCORPORATED, its general
                                            partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------


                                HICKS, MUSE, TATE & FURST PRIVATE EQUITY
                                FUND IV, L.P.

                                By: HM4 PARTNERS, L.P., its general
                                    partner

                                    By: HICKS, MUSE GP PARTNERS LA,
                                        L.P., its general partner

                                        By: HICKS, MUSE LATIN
                                            AMERICA FUND I
                                            INCORPORATED, its general
                                            partner


                                By: /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name: David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------


                                HM 1-FOF COINVESTORS, L.P.

                                By: HICKS, MUSE GP PARTNERS LA, L.P.,
                                    its general partner

                                    By: HICKS, MUSE LATIN AMERICA
                                        FUND I INCORPORATED, its
                                        general partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------

                                HM4-EQ COINVESTORS, L.P.

                                By: HICKS, MUSE GP PARTNERS IV, L.P.,
                                    its general partner

                                    By: HICKS, MUSE FUND IV LLC,
                                        its general partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------


                                HM4-EN COINVESTORS, L.P.

                                By: HICKS, MUSE GP PARTNERS IV, L.P.,
                                    its general partner

                                    By: HICKS, MUSE FUND IV LLC,
                                        its general partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------


                                HM4-P COINVESTORS, L.P.

                                By: HICKS, MUSE GP PARTNERS IV, L.P.,
                                    its general partner

                                    By: HICKS, MUSE FUND IV LLC,
                                        its general partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------


                                CAPSTAR BOSTON PARTNERS, L.L.C.

                                By: HM3/GP PARTNERS, L.P., its managing
                                    member

                                    By: HICKS, MUSE GP PARTNERS III,
                                        L.P., its general partner

                                        By: HICKS, MUSE FUND III
                                            INCORPORATED, its general
                                            partner


                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------


                                HM4/CHANCELLOR, L.P.

                                By: HICKS, MUSE FUND IV LLC, its general partner

                                By:    /s/ DAVID W. KNICKEL
                                       -----------------------------------------
                                Name:  David W. Knickel
                                       -----------------------------------------
                                Title: Vice President, Treasurer and Secretary
                                       -----------------------------------------



                                     /s/ THOMAS O. HICKS
                                ------------------------------------------------
                                THOMAS O. HICKS

                                  SCHEDULE 4.1

                                  Listed Assets

1. Any assets, categories of assets or businesses of LIN TV Corp. and its subsidiaries.

2. Any assets, categories of assets or businesses of Banks Broadcasting, Inc. and its subsidiaries.

                                  SCHEDULE 5.1

                                 Share Ownership

Shareholder                                 Shares Owned              Class
-----------                                 ------------              -----

Hicks, Muse, Tate & Furst Equity             16,553,871               Common
Fund III, L.P.

HM3 Coinvestors, L.P.                           219,608               Common

Hicks, Muse, Tate & Furst Equity              9,545,585               Common
Fund IV, L.P.

Hicks, Muse, Tate & Furst Private                64,207               Common
Equity Fund IV, L.P.

HM 1-FOF Coinvestors, L.P.                          259               Common

HM4-EQ Coinvestors, L.P.                        148,137               Common

HM4-EN Coinvestors, L.P.                         26,478               Common

HM4-P Coinvestors, L.P.                          16,670               Common

Capstar Boston Partners, L.L.C.                 127,027               Common

HM4 Chancellor, L.P.                          8,029,935               Common

Thomas O. Hicks                               2,781,744(1)            Common


----------

         (1) As of the date hereof, of the 2,781,744 shares of Common Stock for which Mr. Hicks has sole voting and dispositive power, 2,036,472 shares are held of record by Mr. Hicks, 237,989 shares are held of record by Mr. Hicks as the trustee of certain trusts for the benefit of Mr. Hicks' children, 102,366 shares are held of record by a private foundation controlled by Mr. Hicks, and 149,059 shares are owned of record by two limited partnerships, the general partner of each of which is a limited liability company of which Mr. Hicks is the sole member. Included in the 2,781,744 shares of Common Stock for which Mr. Hicks has sole voting and dispositive power are options to purchase shares of Common Stock which are exercisable within sixty days and are held as follows: options held of record by Mr. Hicks to purchase 2,000 shares of Common Stock and 1,500 shares of Common Stock at a price of $57.47 and $46,95, respectively, and options held of record by Mr. Hicks as the trustee of certain trusts for the benefit of Mr. Hicks' children to purchase 252,358 shares of Common Stock at a price of $55.32. Of the 34,806,777 shares of Common Stock for which Mr. Hicks has shared voting and dispositive power, 75,000 shares are owned by Mr. Hicks of record as the co-trustee of a trust for the benefit of unrelated parties.